SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          --------------------------


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

     Date of Report: (Date of earliest event reported): December 17, 1999
                               (December 2, 1999)


                           BLUE DOLPHIN ENERGY COMPANY
             (Exact name of registrant as specified in its charter)




       DELAWARE                      0-15905                   73-1268729
(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                         Identification No.)




                             801 TRAVIS, SUITE 2100
                              HOUSTON, TEXAS 77002
              (Address of Registrant's principal executive offices)

                                (713) 227-7660
             (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
        (Former name or former address, if changed since last report)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      On December 2, 1999, Blue Dolphin Energy Company, a Delaware corporation (the "Company"), through its wholly-owned subsidiary Blue Dolphin Exploration Company, a Delaware corporation ("BDEX"), purchased 39,509,457 shares of common stock, par value $0.00001 per share (the "Common Stock"), of American Resources Offshore, Inc., a Delaware corporation ("ARO"), pursuant to an Investment Agreement dated as of July 30, 1999 by and between BDEX and ARO (the "Investment Agreement"). The purchase price for the shares of Common Stock was approximately $4.5 million. The Company funded the purchase price through a private placement of 1,016,667 shares of its common stock and the issuance of a Convertible Promissory Note in the principal amount of $1,000,000. As a result of this transaction, ARO will become a majority-owned subsidiary of the Company. The Company intends to manage and operate ARO as an independent oil and gas exploration, development and production company.

      Concurrently with the closing of the Investment Agreement, ARO sold an 80% interest in its Gulf of Mexico Assets to Fidelity Oil Holdings, Inc., a subsidiary of MDU Resources Group, Inc. ARO's remaining assets consist of an average 6% non-operated working interest in eight producing properties and one proved undeveloped property along with leasehold interests in 34 additional offshore tracts.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial Statements

                  The financial statements contained in American Resources Offshore, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 filed with the Securities and Exchange Commission (the "SEC") on April 16, 1999 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 filed with the SEC on November 15, 1999 are incorporated herein by reference.

            (b)   Pro Forma Information

                  At this time it is impracticable to file the required pro forma financial information. The required pro forma information will be filed by amendment hereto as soon as possible, but not later than sixty (60) days from the date hereof.

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
            (c)   Exhibits

            99.1 Investment Agreement, as amended, by and between American Resources Offshore, Inc. and Blue Dolphin Exploration Company.

            99.2 The financial statements contained in American Resources Offshore, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 filed with the Securities and Exchange Commission (the "SEC") on April 16, 1999 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 filed with the SEC on November 15, 1999.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          BLUE DOLPHIN ENERGY COMPANY


Date: December 17, 1999                         By: /s/ G. BRIAN LLOYD
                                                    --------------------------
                                                G. Brian Lloyd
                                                Vice President, Treasurer

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
                                INDEX TO EXHIBITS

      EXHIBIT                 DESCRIPTION OF EXHIBIT

      99.1 Investment Agreement, as amended, by and between American Resources Offshore, Inc. and Blue Dolphin Exploration Company (incorporated by reference from the Company's Schedule 13D filed with the Securities and Exchange Commission on October 22,
                              1999).

      99.2 The financial statements contained in American Resources Offshore, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 filed with the Securities and Exchange Commission
                              (the "SEC") on April 16, 1999 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 filed with the SEC on November 15, 1999.

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